                          INDEX TO EXHIBITS
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EXHIBIT A           Agreement of Reporting Persons              21

                                   Exhibit A
                                   ---------

     Each of the undersigned hereby agrees that Amendment No. 3 to the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Digital Sound Corporation has been filed on behalf of the undersigned.

Signature:
----------


     Dated February 13, 1997


                              Oak Investment Partners III
                              A Limited Partnership

                              By:   Oak Associates III,
                                    Limited Partnership,
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    -----------------------------
                                    General Partner

                              Oak Associates III, Limited Partnership


                              By:   /s/ Edward F. Glassmeyer
                                    ------------------------------
                                    General Partner


                              Oak Investment Partners V,
                              Limited Partnership

                              By:   Oak Associates V,
                                    Limited Partnership,
                                    As General Partner

                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    General Partner

                              Oak Associates V, Limited Partnership

                              By:   /s/ Edward F. Glassmeyer
                                    -------------------------------
                                    General Partner

                              Oak V Affiliates Fund, Limited Partnership

                              By:   Oak V Affiliates,
                                    As General Partner


                              By:   /s/ Edward F. Glassmeyer
                                    ------------------------------
                                    General Partner

                              Oak V Affiliates

                              By:   /s/ Edward F. Glassmeyer
                                    -----------------------------
                                    General Partner

                              OAK MANAGEMENT CORPORATION

                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Name:      Edward F. Glassmeyer
                              Title:     President



                              /s/ Bandel L. Carano
                              ------------------------------------
                              Bandel L. Carano



                              /s/ Fredric W. Harman
                              ------------------------------------
                              Fredric W. Harman



                              /s/ Gerald R. Gallagher
                              ------------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------------
                              Eileen M. More